UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2015

PennyMac Financial Services, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	001- 35916	80-0882793
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6101 Condor Drive, Moorpark, California	93021
(Address of principal executive offices)	(Zip Code)

(818) 224-7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 27, 2015, PennyMac Financial Services, Inc. (the “Company”) issued a press release announcing its preliminary operating results for the quarter ended June 30, 2015. A copy of the press release is furnished as Exhibit 99.1.

The information in Item 2.02 of this report, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any disclosure document relating to the Company, except to the extent, if any, expressly set forth by specific reference in such filing.

This press release contains a non-GAAP financial measure which is being provided only as supplemental information. Investors should consider this non-GAAP financial measure only in conjunction with the most directly comparable financial measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”). A reconciliation of the non-GAAP financial measure to the most directly comparable GAAP financial measure is included in this press release.

Adjusted EBITDA is a non-GAAP financial measure and is defined as net income attributable to PFSI common stockholders plus net income attributable to noncontrolling interest, provision for income taxes, depreciation and amortization, decrease (increase) in fair value and provision for impairment of mortgage servicing rights carried at lower of amortized cost or fair value, increase (decrease) in fair value of excess servicing spread payable to PennyMac Mortgage Investment Trust, hedging losses (gains) associated with MSRs, and stock-based compensation expense to the extent that such items existed in the periods presented. Adjusted EBITDA is a metric frequently used in our industry to measure performance and management believes that it provides supplemental information that is useful to investors.

Adjusted EBITDA is an unaudited financial measure that is not calculated in accordance with GAAP and should not be considered as an alternative to net income, cash flow from operating activities or any other measure of financial performance or liquidity. Adjusted EBITDA excludes some, but not all, items that affect net income and this measure may vary among other companies. Therefore, Adjusted EBITDA may not be comparable to similarly titled measures of other companies.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated July 27, 2015, issued by PennyMac Financial Services, Inc. pertaining to its preliminary operating results for the quarter ended June 30, 2015.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC FINANCIAL SERVICES, INC.

Dated: July 27, 2015	/s/ Anne D. McCallion
Anne D. McCallion
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated July 27, 2015, issued by PennyMac Financial Services, Inc. pertaining to its preliminary operating results for the quarter ended June 30, 2015

.

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